John Hancock Capital Series

John Hancock Classic Value Fund (the fund)

Supplement dated August 1, 2019 to the current Summary Prospectus, as may be supplemented

As of the close of business on August 30, 2019, there are not expected to be any shareholders in Class R4 shares of the fund, and the fund will stop accepting investments into Class R4 shares of the fund on or about that date.

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.